UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 19, 2011
CONEXANT SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-24923 (Commission File Number)	25-1799439 (I.R.S. Employer Identification No.)

4000 MacArthur Boulevard
Newport Beach, California (Address of principal executive offices)	92660 (Zip Code)
Registrant’s telephone number, including area code: 949-483-4600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
     On April 19, 2011, Gold Holdings, Inc., as the sole stockholder of Conexant Systems, Inc. (the “Company”), executed a Written Consent of the Sole Stockholder of the Company appointing David Dominik, John Knoll and Sailesh Chittipeddi as the three directors of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXANT SYSTEMS, INC. (Registrant)
	By:	/s/ David C. Walker
Date: April 29, 2011		David C. Walker
Chief Accounting Officer, Vice President, Secretary and Treasurer